UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: December 23, 2022
(Date of earliest event reported: December 22, 2022)

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.
1-11178	Revlon, Inc. Delaware One New York Plaza New York, New York, 10004 212-527-4000	13-3662955

33-59650	Revlon Consumer Products Corporation Delaware One New York Plaza New York, New York, 10004 212-527-4000	13-3662953

Former Name or Former Address, if Changed Since Last Report: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) or 12(g) of the Act:

	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Revlon, Inc.	Class A Common Stock	REVRQ	*
Revlon Consumer Products Corporation	None	N/A	N/A

Indicate by check mark whether each registrant is an "emerging growth company" as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter) in Rule 12b-2 of the Exchange Act.

* Revlon, Inc.’s Class A Common Stock began trading exclusively on the over-the-counter market on October 21, 2022 under the symbol REVRQ.

Emerging Growth Company
Revlon, Inc.	☐
Revlon Consumer Products Corporation	☐

If an emerging growth company, indicate by check mark if the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

As previously disclosed, on June 15, 2022 (the “Petition Date”), Revlon, Inc. (“Revlon”) and certain subsidiaries, including Revlon Consumer Products Corporation (“Products Corporation” and together with Revlon, the “Company”) (the chapter 11 filing entities collectively, the “Debtors”), filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The cases (the “Chapter 11 Cases”) are being administered under the caption In re Revlon, Inc., et al. (Case No. 22-10760 (DSJ)).The Debtors continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

Also, as previously disclosed, on December 19, 2022, Revlon, Products Corporation, and certain of Revlon’s direct and indirect subsidiaries entered into a Restructuring Support Agreement (the “RSA”) with certain of the Company’s prepetition lenders under the previously disclosed 2020 BrandCo Credit Agreement and the Official Committee of Unsecured Creditors in the Debtors’ Chapter 11 Cases regarding restructuring transactions (such transactions, collectively, the “Restructuring”) pursuant to a Chapter 11 plan of reorganization on the terms and conditions set forth in the RSA.

On December 22, 2022, the Debtors filed a proposed Joint Chapter 11 Plan of Reorganization of the Debtors (the “Proposed Plan”) and a related proposed form of Disclosure Statement (the “Proposed Disclosure Statement”) with the Bankruptcy Court.  The Proposed Plan is intended to implement the previously disclosed Restructuring contemplated by the RSA. The Proposed Plan and the related Proposed Disclosure Statement describe, among other things, the Proposed Plan; the Restructuring contemplated by the RSA; the events leading to the Chapter 11 Cases; certain events that have occurred or are anticipated to occur during the Chapter 11 Cases, including the anticipated solicitation of votes to approve the Proposed Plan from certain of the Debtors’ creditors and certain other aspects of the Restructuring. The Proposed Plan and Proposed Disclosure Statement, as well as other court filings and information about the Chapter 11 Cases, can be accessed free of charge at a website maintained by the Debtors’ claims, noticing, and solicitation agent, Kroll, at https://cases.ra.kroll.com/revlon/, or call (855) 631-5341 (toll-free in the U.S.) or +1 (646) 795-6968 (from outside the U.S.).

Although the Debtors intend to pursue the Restructuring in accordance with the terms set forth in the Proposed Plan and the RSA, there can be no assurance that the Proposed Plan will be approved by the Bankruptcy Court or that the Debtors will be successful in consummating the Restructuring or any other similar transaction on the terms set forth in the Proposed Plan, on different terms or at all. Bankruptcy law does not permit solicitation of acceptances of a proposed Chapter 11 plan of reorganization until the Bankruptcy Court approves a disclosure statement relating to the Proposed Plan. Accordingly, neither the Debtors’ filing of the Proposed Plan and Proposed Disclosure Statement, nor this Current Report on Form 8-K, is a solicitation of votes to accept or reject the Proposed Plan. Any such solicitation will be made pursuant to and in accordance with applicable law, including orders of the Bankruptcy Court. The Proposed Disclosure Statement is being submitted to the Bankruptcy Court for approval but has not been approved by the Bankruptcy Court to date.

Information contained in the Proposed Plan and the Proposed Disclosure Statement is subject to change, whether as a result of amendments or supplements to the Proposed Plan or Proposed Disclosure Statement, third-party actions, or otherwise, and should not be relied upon by any party.  Such amendments and supplements will also be available for review and free of charge online at https://cases.ra.kroll.com/Revlon/. Such amendments and supplements may be filed with the Bankruptcy Court without the filing of an accompanying Current Report on Form 8-K. The documents and other information available via website or elsewhere are not part of this Current Report on Form 8-K and shall not be deemed incorporated herein.

Copies of the Proposed Plan and the Proposed Disclosure Statement are attached as Exhibit 99.1 and 99.2, respectively, to this Current Report on Form 8-K.  The foregoing description of the Proposed Plan and Proposed Disclosure Statement is a summary only and is qualified in its entirety by reference to the full text of the Proposed Plan and the Proposed Disclosure Statement.

The information furnished pursuant to this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

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Cautionary Statement Regarding Forward-Looking Information

Certain statements in this Current Report on Form 8-K are “forward-looking statements” made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which could include the following: risks and uncertainties relating to the bankruptcy petitions, including but not limited to, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the bankruptcy petitions, the effects of the bankruptcy petitions on the Company and on the interests of various constituents, Bankruptcy Court rulings on the bankruptcy petitions and the outcome of the bankruptcy petitions in general, the length of time the Company will operate under the bankruptcy petitions, risks associated with third-party motions in the bankruptcy petitions, the potential adverse effects of the bankruptcy petitions on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s reorganization; the conditions to which the Company’s debtor-in-possession financing is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside of the Company’s control; the consequences of the acceleration of our debt obligations; trading price and volatility of the Company’s Class A common stock as well as other risk factors set forth in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. The Company therefore cautions readers against relying on these forward-looking statements. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Debtors’ Proposed Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, dated December 22, 2022.

99.2	Debtors’ Proposed Disclosure Statement for Debtors’ Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code, dated December 22, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2022

REVLON, INC.

	By:	/s/ Andrew Kidd
Name: Andrew Kidd
Title: Executive Vice President, General Counsel

REVLON CONSUMER PRODUCTS CORPORATION

	By:	/s/ Andrew Kidd
Name: Andrew Kidd
Title: Executive Vice President, General Counsel

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